Exhibit 99.3

                  NON-COMPETITION AND CONFIDENTIALITY AGREEMENT

      This Non-Competition and Confidentiality Agreement (this "Agreement") is entered into as of the 25th day of June, 2004, by and among Victor Mitchell, an individual resident of Colorado ("Mitchell"), Ricochet Networks, Inc., a Delaware corporation ("Ricochet"), and YDI Wireless, Inc., a Delaware corporation ("YDI" and, together with Ricochet, the "Companies")

                                  - Recitals -

      Mitchell is the manager of Ricochet Investments, LLC, the sole stockholder of Ricochet. This Agreement is being executed and delivered in connection with the transactions contemplated by that certain Stock Purchase Agreement of even date, pursuant to which YDI is purchasing all of the outstanding stock in Ricochet. Mitchell will receive substantial benefit as a result of the sale of the Ricochet stock.

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mitchell and the Companies agree as follows:

                                    ARTICLE I
                   COVENANTS FOR THE BENEFIT OF THE COMPANIES

      1.1. Noncompetition.

            (a) For a period of two (2) years from the date of this Agreement, Mitchell shall not, directly or indirectly (whether as owner, principal, manager, director, officer, general or limited partner, employee, agent, trustee, licensor, consultant, stockholder, member, joint venturer or independent contractor or in any other capacity whatsoever), engage in, represent, furnish consultant services to, be employed by, or have any interest in, lend money or financial or other assistance to, participate or in any manner be connected with, lend his name or any similar name to, or render any services or advice to any person, firm, partnership, company, corporation or other entity which develops, manufactures, provides, sells, resells or distributes any wireless data services or equipment operating in license-free spectrum; such restrictions shall apply to the geographic area of the entire world.

            (b) Mitchell agrees that this covenant is reasonable with respect to its duration, geographic area and scope. Notwithstanding the restrictions set forth above, this Section 1.1 shall not prevent Mitchell from owning up to one percent (1%) of the outstanding stock of any publicly traded company which competes with Ricochet, provided Mitchell does not participate in the management, operation, sales, control or other activities of the business of any such entity.

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      1.2. Confidentiality. Mitchell acknowledges that the information used by
Ricochet in the conduct of its business, including supplier, software, financial, subscriber and customer information, as well as inventions and other confidential information (including trade secrets) used by Ricochet in its business, are confidential and the sole and exclusive property of Ricochet. At all times after the date of this Agreement, Mitchell shall not use or disclose any of such confidential information without the prior written consent of Ricochet. For this purpose, information that is publicly available will not be considered confidential or proprietary to Ricochet.

      1.3. Specific Performance; Construction.

            (a) YDI and Ricochet shall have the right and remedy to have Sections 1.1 and 1.2 of this Agreement specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any breach or threatened breach of those provisions could cause irreparable injury to the Companies and that money damages might not provide an adequate remedy to the Companies.

            (b) If any of the covenants contained in Sections 1.1 or 1.2, or any part thereof, is hereafter construed to be invalid or unenforceable, such illegal or unenforceable portion(s) shall be limited or excluded from this Agreement to the minimum extent required so that this Agreement shall otherwise remain in full force and effect and enforceable in accordance with its terms.

            (c) If any of the covenants contained in Section 1.1, or any part thereof, is held to be unenforceable because of the scope or duration of such provision or the area covered thereby, the parties agree that the court making such determination shall have the power to reduce the scope, duration or area, or all of them, of such provision and, in its reduced form, said provision shall then be enforceable.

                                   ARTICLE II
                                   MISCELLANY

      2.1. Notices. All notices required or permitted by this Agreement shall be in writing and shall be delivered to the appropriate party by registered or certified mail, return receipt requested, at the designated addresses provided below:

           Ricochet or YDI:             YDI Wireless, Inc.
                                        8000 Lee Highway
                                        Falls Church, VA 22042
                                        Attention: Robert E. Fitzgerald

           Mitchell:                    Victor Mitchell
                                        8618 Colonial Drive
                                        Lone Tree, CO 80124

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All such notices shall be deemed effective and delivered when received. Either party may change its designated address by delivering notice of its new address to the other party.

      2.2. Governing Law. This Agreement shall be governed by and construed in all respects in accordance with the laws of the State of Delaware.

      2.3. Severability. Subject to Section 1.3 above, if any one or more provisions of this Agreement shall be held inoperative or invalid in any jurisdiction, such circumstance shall not have the effect of rendering that provision inoperative or invalid in any other jurisdiction, or of rendering any other provision of this Agreement inoperative or invalid in any jurisdiction.

      2.4. Amendment. This Agreement may be amended by a document executed by the Companies and by Mitchell. Any such document must specify the provisions contained herein that are to be amended.

      2.5. Waiver. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement.

      2.6. Captions. All article and section headings contained in this Agreement are for convenience only and shall not be deemed to be part of this Agreement.

      2.7. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement. A facsimile or copy of a signature is valid as an original.

      2.8. Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding, or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

      2.9. Assignment. Because the nature of the Agreement is specific to the actions of Mitchell, Mitchell may not assign or delegate this Agreement. This Agreement shall inure to the benefit of the Companies and their successors and assigns.

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      2.10. Timing. Time is of the essence as to the performance of the parties'
obligations set forth hereunder.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective on the date first written on page one.

                                        YDI WIRELESS, INC.

/s/ Victor Mitchell                     By: /s/ David L. Renauld
---------------------------------           ----------------------------------
Victor Mitchell, Individually               David L. Renauld
                                            Vice President


                                        RICOCHET NETWORKS, INC.

                                        By:    /s/ Victor Mitchell
                                           -----------------------------------
                                        Name:  Victor Mitchell
                                             ---------------------------------
                                        Title: CEO
                                              --------------------------------

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